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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                Amendment No. 1

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                        Date of Report: September 3, 1999
                        (Date of earliest event reported)


                         MERGE TECHNOLOGIES INCORPORATED
             (Exact name of registrant as specified in the charter)

         Wisconsin                         0-29486               39-1600938
(State or other jurisdiction      (Commission File No.)       (IRS Employer
       of incorporation)                                    Identification No.)

                               1126 South 70th St.
                         Milwaukee, Wisconsin 53214-3151
                    (Address of Principal Executive Offices)


                                 (414) 977-4000
               (Registrant's telephone number including area code)

                                       N/A

          (Former name or former address, if changed since last report)



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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial Statements

               Financial statements of the business acquired will be filed by amendment not later than 60 days from the date of the Form 8-K reporting the acquisition of Interpra Medical Imaging Ltd.

          (b)  Exhibits

          2.1 Purchase Agreement, dated as of September 1, 1999 by and among Merge Technologies Incorporated, 3032854 Nova Scotia Company and Interpra Medical Imaging Network Ltd.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MERGE TECHNOLOGIES INCORPORATED


Dated:   September 21, 1999            By: /s/ William C. Mortimore
                                           -------------------------------------
                                           William C. Mortimore,
                                           President and Chief Executive Officer